Statements of Net Assets Available for Benefits - EPB 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value:	$ 740,865,520	$ 719,345,268
Receivables:
Employer contributions	3,775,101	4,624,471
Notes receivable from participants	8,924,548	8,906,115
Pending sale receivable	0	37,544
Total Receivables	12,699,649	13,568,130
TOTAL ASSETS	753,565,169	732,913,398
LIABILITIES
LIABILITIES	0	0
NET ASSETS AVAILABLE FOR BENEFITS	$ 753,565,169	$ 732,913,398